UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 29, 2016

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA		94551
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information in this Item 2.02 and its accompanying exhibits shall not be incorporated by reference into any filing of FormFactor, Inc. (the “Company”) with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this Item 2.02, including its accompanying exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

On April 27, 2016, the Company issued a press release announcing its financial results for the first quarter of fiscal 2016. A copy of the press release is furnished as Exhibit 99.01 to this report and is incorporated herein by reference.

The Company had previously issued a press release announcing that its financial results for the first quarter of fiscal 2016 would be below previously provided guidance and providing revised guidance for revenue, non-GAAP gross margin and non-GAAP loss per share. A copy of the press release and a transcript of the related conference call are furnished as Exhibits 99.02 and 99.03 to this report and are incorporated herein by reference.

Item 5.02.  Compensatory Arrangements of Certain Officers

On April 25, 2016, the Company’s compensation committee of the Board of Directors (the “Committee”) approved new forms of Change of Control Severance Agreement for the Company’s executive officers because the prior agreements had expired or were expiring. The terms are substantially similar to those under the prior Change of Control Severance Agreements as described in the Company’s proxy statement. Upon an involuntary termination without cause, or resignation for good reason, within one year following a change of control of the Company, the executive officer will receive the following, subject to signing a release of claims: cash severance equal to one year's base salary and bonus, 12 months of health coverage premiums, and full accelerated vesting of equity-based awards. “Good reason” includes a material reduction of duties or compensation or a material relocation. The agreements will have a three-year term with a one-year renewal.

In addition, the Committee approved severance benefits outside of a change of control in the event the Company’s chief executive officer, Michael Slessor, is terminated without cause or resigns for good reason. Consistent with the Company’s past practice for chief executive officer terms, Mr. Slessor’s severance benefits would consist of one year’s base salary, a pro-rated bonus, 12 months of health coverage premiums, 12 months accelerated vesting of equity-based awards and up to 12 months to exercise stock options.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.01	Press Release issued by FormFactor, Inc. dated April 27, 2016
99.02	Press Release issued by FormFactor, Inc. dated March 29, 2016
99.03	Transcript of conference call held on March 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date: April 27, 2016	By:	/s/ Michael M. Ludwig
		Name:	Michael M. Ludwig
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.01	Press Release issued by FormFactor, Inc. dated April 27, 2016
99.02	Press Release issued by FormFactor, Inc. dated March 29, 2016
99.03	Transcript of conference call held on March 29, 2016

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